Exhibit 99.1

UBS Global Life Sciences Conference 1 Ryuji Ueno, M.D., PhD., PhD. CEO, CSO, & Co-Founder September 25, 2008

Safe Harbor Forward-looking statements contained in this presentation are based on Sucampo's assumptions and expectations concerning future events. They are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Sucampo's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as regulatory delays, the failure of clinical trials, the inability to fund drug development initiatives, competitive products and other factors identified in the "Risk Factors" section of Sucampo's Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information in this presentation, you are cautioned not to place undue reliance on these forward- looking statements.

Sucampo Pharmaceuticals, Inc. A Focused Biopharmaceutical Company AMITIZA(r) The only FDA approved drug for Chronic Idiopathic Constipation (CIC) in adults of all ages (AMITIZA 24 mcg) The only FDA approved drug for Irritable Bowel Syndrome with Constipation for women 18 years and older (AMITIZA 8 mcg) Sucampo sales force of 38 reps for long-term care and academic hospitals Takeda sales force of ~900 reps for GI, primary care and other physicians plus consumer promotion Robust pipeline of future indications and products Ongoing AMITIZA trials for other indications including Opioid-induced Bowel Dysfunction Ongoing proof of concept trials of cobiprostone in NSAID-induced Ulcers and Portal Hypertension Moving SPI-017 towards clinical trials for Peripheral Arterial Disease and Alzheimer's Strong financial position Profitable operations in 2006, 2007 and YTD 2008 $135.0 million in cash and investments as of June 30, 2008

AMITIZA(r) Fills a Critical Need in the GI Market Only product approved by FDA for Chronic Idiopathic Constipation (CIC) and Irritable Bowel Syndrome with Constipation (IBS-C) Unique mechanisms of action CIC (24 mcg) activates chloride ion channels to promote fluid secretion IBS-C (8 mcg) activates chloride ion channels and promotes mucosal barrier protection Proven safety and efficacy for long-term usage Competitive products recommended for short-term use only Quick and predictable relief of symptoms With CIC, 57% - 63% of patients respond within 24 hours IBS-C patients receiving 8 mcg were twice as likely to achieve overall response than those receiving placebo Well positioned to capitalize on major market opportunity Estimate U.S. market of 12,000,000 patients with CIC Estimate more than 19,000,000 patients with IBS-C in the U.S.

AMITIZA(r) Co-Marketed with Takeda Pharmaceuticals Co-Marketing Agreement with Takeda Geographic territory: U.S. and Canada Indications: covers GI only, with right of first refusal in other therapeutic areas AMITIZA for CIC (24 mcg) approved in January 2006 AMITIZA for IBS-C (8 mcg) approved in April 2008 $20 million upfront payment received at signing in October 2004 $130 million in development milestones received as of 6/30/08 Up to an additional $60 million in development and commercial milestone payments Cumulative product royalties of $51.1 million since launch as of 6/30/08 Partial reimbursement of Sucampo's direct sales and promotion costs Reimbursement for development expenses for additional indications and formulations (up to $50 million for each new GI indication and $20 million for each new formulation) Takeda responsible for commercialization, distribution and consumer promotion Sucampo primarily responsible for research and development

AMITIZA(r) is Supported by a Strong Co-Marketing Alliance in the U.S. ~900-person sales force Managed markets contracting Regional science management 38-person sales force Key opinion leader (KOL) clinical experience High potential in long-term care segment Target: office-based specialty and primary care physicians Target: Long-term care facilities and key academic medical centers

Source - IMS DDD Note: Growth rates are quarter over quarter Sucampo Sales of AMITIZA (Institutional Quarterly Sales) (Institutional Quarterly Sales) (Institutional Quarterly Sales)

Source - IMS Weekly Retail Data Weekly AMITIZA(r) Retail Prescriptions - TRx & NRx 26 Weeks Ending September 12, 2008 TRx & NRx 26 Weeks Ending September 12, 2008 TRx & NRx 26 Weeks Ending September 12, 2008

A fully enrolled, open-label, study, with 120 pediatric patients Treatment period of 4 weeks, plus 4-week follow-up period Dose level and frequency of administration is dependent on age and weight: Cohort 1: Adolescents 12-17 years old, dose of 12 mcg twice daily Over 36 kg - receive 24 mcg twice daily Cohort 2: Children 6-11 years old and weighing Between 12 and 24 kg - receive 12 mcg once daily At least 24 kg - receive 12 mcg twice daily Over 36 kg - receive 24 mcg twice daily Cohort 3: Children less than 6 years old, with at least 12 kg body weight, dose of 12 mcg, once daily Primary endpoint: frequency of spontaneous bowel movements at end of Week 1 Anticipate results in First Quarter 2009 AMITIZA Ongoing Pediatric Trial for Chronic Idiopathic Constipation (CIC) in U.S.

AMITIZA Additional Trials for Hepatic Impairment and Renal Impairment Hepatic Impairment A multi-center, single-dose study to evaluate the PK parameters in subjects with impaired hepatic function compared with matched healthy volunteers Study initiated in January 2007 Treatment period completed Analysis of results ongoing Renal Impairment A multi-center, single-dose study to evaluate the PK parameters in subjects with impaired renal function compared with matched healthy volunteers Study completed Submitted to FDA in April 2008 Results: Single dose of 24 mcg was safe and well tolerated No need for dosage adjustment in CIC patients with impaired renal function

AMITIZA Two Ongoing Phase 3 Pivotal Trials for Opioid-Induced Bowel Dysfunction (OBD) Two ongoing Phase 3 pivotal, randomized, placebo- controlled trials with an identical design Currently enrolling 420 patients using opioids chronically for non-malignant pain in each trial Oral administration of 24 mcg gel capsule twice daily (total of 48 mcg/day) over 12 weeks, followed by 9-month extension safety study Primary endpoint: change from baseline in spontaneous bowel movement frequency at week 8 Anticipate completion of patient enrollment by year-end 2008

AMITIZA Successful Phase 3 Trials for CIC in U.S. Support Current Filings in Europe Chronic Idiopathic Constipation (CIC) European Marketing application submitted to European regulatory agencies in Spring 2008 Using data generated in U.S. phase 3 trials Decentralized application procedure Selected United Kingdom as reference member state Additional applications to Belgium, Denmark, France, Germany, Ireland, The Netherlands, Spain and Sweden Additional marketing application for CIC submitted Switzerland in Summer 2008

AMITIZA Successful Phase 2b Trial for CIC for Japanese Population* A randomized, parallel group, double-blind, placebo-controlled multi- center study 170 patients Dose levels: 8, 16 or 24 mcg of AMITIZA twice daily Primary endpoint: mean change in spontaneous bowel movements (SBM) from baseline after 1 week on treatment Results: Safe and well tolerated, and demonstrated a statistically significant increase of SBM (p<0.0001) AMITIZA also demonstrated statistically significant improvement of several secondary endpoints including: change in SBM after Week 2, mean weekly SBM, degree of straining, abdominal bloating, abdominal discomfort, global assessment of severity of constipation, global assessment of treatment efficacy as well as a quality of life evaluation of treatment satisfaction * Sucampo Pharmaceuticals, Inc. Press Release Sept. 18, 2008

Milestone Completed Future Approval of sNDA for IBS-C in U.S. ? Commercial launch of Amitiza for IBS-C in U.S. ? Submit supplemental label expansion in U.S. for CIC patients with impaired renal function. 2009 Complete analysis of hepatic trial (CIC) and submit supplemental label expansion in U.S. 2008 File for European marketing approvals (decentralized procedure) ? Complete phase 2b study for Japanese population ? Initiate phase 4 study in male and female patients with IBS-C utilizing a higher dose than currently recommended 2009 Initiate study in Pediatric for IBS-C 2009 Complete 2 phase 3 OBD pivotal trials and long term safety study 2009 Complete analysis of Pediatric CIC trial and submit supplemental label expansion in U.S. 2009 AMITIZA(r) Product Development Milestones

Sucampo Retains Global Marketing Rights to Entire Discovery and Development Pipeline Chronic Idiopathic Constipation (CIC) Preclinical Phase II Phase III Phase I Phase IV Partner Marketed Sucampo retains all global marketing rights AMITIZA (Lubiprostone) Discovery in Adults Opioid-Induced Bowel Dysfunction (OBD) CIC in Pediatric and Renal/Hepatic Impaired Patients (U.S. and Canada) Cobiprostone (SPI-8811) SPI-017 Portal Hypertension Chronic Obstructive Pulmonary Disease Alzheimer's Disease Additional Prostone Compounds Additional six compounds NSAID-Induced Ulcers Peripheral Arterial Vascular Disease Irritable Bowel Syndrome with Constipation (IBS-C) in Adult Women Phase 2b for Chronic Idiopathic Constipation in Japan CIC European applications for AMITIZA accepted

Cobiprostone Phase 2 Trial to Prevent NSAID-Induced GI Injury Two Phase 2 double-blinded, randomized, placebo-controlled, dose- finding trials 120 subjects in total Three dose levels of cobiprostone 18 mcg one time a day 18 mcg two times a day 18 mcg three times a day All patients receive 500 mg naproxen twice a day Primary endpoint: overall incidence of gastric ulcers during 12 Week treatment period Anticipate enrollment to complete by year-end 2008 Market Opportunity: An estimated 3,000,000 NSAID patients in the U.S. develop gastric ulcers each year

Other Pipeline Development Milestones Milestone Completed Future Cobiprostone Initiate Ph 2 NSAID-induced ulcer study ? Initiate Ph 2 study in portal hypertension (proof of concept ) Complete Ph 2 NSAID-induced ulcer study ? 2009 SPI-017 Initiate Ph 1 study (IV formulation) in Peripheral Arterial and Vascular Diseases (PAD) 2008 Other Initiate pre-clinical studies on additional compounds 2008

Proprietary Fatty Acids – Prostones – Fuel Sucampo's Deep Product Pipeline

Fatty Acids

↓

Prostaglandins

↓

Prostones

AMITIZA®
(lubiprostone)

CIC (24 mcg) approved January 2006

IBS-C (8 mcg) approved April 2008

SPI-8811
(cobiprostone)

SPI-017

Library compounds

Compound selection committee selected additional six compounds; currently in pre-clinical development

SUCAMPO PHARMACEUTICALS, INC. 18

Prostones as a Potassium/Chloride channel activator



Potassium channels activation
Chloride channels activation
Produce
Protect
Hyperpolarisation
Fluid secretion
Cell death
Tight junction
Potential Therapeutic Targets
CNS
✓Stroke
✓Alzheimer's disease
✓Parkinson's disease
✓Epilepsy
✓Amyotrophic lateral sclerosis (ALS) etc.
Pulmonary
✓Chronic obstructive pulmonary disease (COPD)
✓Asthma, etc.
Cardiovascular
✓Peripheral arterial disease (PAD)
✓Cardiac infarction
✓Arterial hypertension, etc.
Ophthalmology
✓Glaucoma
✓Aged macular edema (AMD)
✓Dry eye, etc.
Gastrointestinal
✓ Constipation
✓ Gastric ulcer
✓ inflammatory bowel disease, etc.
Urology
✓Overacting bladder
✓Erectile dysfunction, etc.

Selected Financial Data (in thousands, except for per share data; unaudited) Six Months Ended June 30 Six Months Ended June 30 2008 2007 Total revenue $81,268 $ 61,895 Net income (loss) 30,381 14,400 Earnings per diluted share 0.72 0.41 Number of shares outstanding - diluted 42,026 35,505 June 30, 2008 December 31, 2007 Cash and investments $135,030 $86,511

UBS Global Life Sciences Conference 21 Ryuji Ueno, M.D., PhD., PhD. CEO, CSO, & Co-Founder September 25, 2008